UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jay Fitton

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(513) 629-8104

Registrant’s telephone number, including area code

Date of fiscal year end: May 31, 2023

Date of reporting period: May 31, 2023

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT	Jensen Quality Value Fund Jensen Global Quality Growth Fund
5/31/2023

	Class I Shares	Class J Shares	Class Y Shares

Letter from the Investment Adviser (Unaudited)

Dear Fellow Shareholders,

The Jensen Quality Value Fund (the “Fund”)—Class Y Shares—posted a return of 3.34% for the fiscal year ended May 31, 2023, compared to a return of -4.51% for the Russell Midcap Total Return Index, the Fund’s benchmark index, and a return of -5.34% for the Russell 2500 Index. Please see pages 12 through 14 of this report for complete standardized performance information for the Fund, including the Fund’s other share classes.

Market Perspective

In the face of the substantial headwinds impacting global economies, the second half of calendar year 2022 proved challenging. Domestic stock markets struggled to find direction in the face of persistently high inflationary pressures, steadily rising interest rates, a less accommodative policy from the U.S. Federal Reserve and ongoing geopolitical risk, combined with the Energy sector no longer representing the tailwind it had been early in 2022. As the calendar turned to 2023, investors’ focus shifted as well. Momentum companies bounced back, in some cases strongly, after a lackluster performance in the prior year. In some cases, these stocks became overly concentrated within their respective indexes, and many observers have noted the top-heavy nature of the broader market as of this writing.

The Effect at Jensen

For the fiscal year ended May 31, 2023, the Fund’s performance relative to the Russell Midcap Total Return Index was aided by overweight positions in the Industrials, Consumer Discretionary and Information Technology sectors; underweights in the Energy, Real Estate, Communications and Utilities sectors; and specific companies in the Industrials, Information Technology, Consumer Staples and Financials sectors. Performance was hindered primarily by specific companies in the Consumer Discretionary and Materials sectors.

Relative to the Russell 2500 Index, the Fund’s performance during the 12-month period was supported by overweight positions in the Consumer Staples, Information Technology, Industrials and Consumer Discretionary sectors; underweights in the Financials, Energy, Real Estate, Communications and Utilities sectors; and specific companies in the Industrials, Information Technology and Financials sectors. Performance was negatively impacted by specific companies in the Consumer Discretionary, Health Care and Materials sectors.

During the 12-month period, the strategy continued its high allocation to quality companies, as defined by the S&P Earnings and Dividend Quality Rankings. The Fund’s allocation to the highest-quality companies—those rated A+, A and A- — averaged 49% of portfolio assets compared to 22% of the Russell Midcap Total Return Index and 12% of the Russell 2500 Index. This significant overweight to quality added to the Fund’s relative returns during the 12-month period, which we believe were driven by the market volatility caused by the Russian invasion of Ukraine, the economic effects of the coronavirus pandemic, rising inflation and interest rate increases in most countries. While low-quality businesses can outperform in some periods, we believe that over the full market cycle, investors in higher-quality businesses have the potential to be rewarded with better returns and lower volatility.

Annual Report	Jensen Quality Value Fund	1

The top contributor to Fund performance for the 12-month period was Copart (CPRT), an operator of salvage auto wrecking yards and auctions. During the period, Copart reported solid revenue and earnings growth that exceeded the expectations of many investors. Copart was selected for the Jensen Quality Value Fund because of its compelling valuation at the time of purchase and its positive fundamental attributes, including a dominant market position, economies of scale, a strong balance sheet and a network effect generated by its auction business.

Other notable companies that contributed positively to portfolio performance were Manhattan Associates (MANH), a supplier of supply chain management software; Cadence Design Systems (CDNS), a semiconductor design software company; Lennox International (LII), a manufacturer of heating, ventilation and air conditioning equipment; and Encompass Health (EHC), an operator of post-acute patient recovery and rehabilitation centers.

The largest negative contributor to Fund performance during the 12-month period was Hasbro (HAS), a toy, game and entertainment company. During the period, Hasbro reported relatively weak results due to slowing consumer spending. Hasbro was originally selected for the Jensen Quality Value Fund due to its attractive valuation at the time of purchase and its compelling fundamental attributes, which include its large scale, strong internal brands and barriers to entry, which are driven by long-term licensing arrangements with brand owners.

Other notable holdings that weighed on relative performance included Crown Holdings (CCK), a producer of aluminum cans, other packaging and packaging equipment; Levi Strauss (LEVI), a casual apparel company; Genpact (G), a provider of outsourced business process and information technology services; and Kroger (KR), an operator of grocery stores, department stores and fuel stations.

Fund Additions and Eliminations

During the 12 months ended May 31, 2023, the Investment Team continued to purchase the shares of companies we considered undervalued and sell the shares of companies we believed to be overvalued. The team added the following companies to the portfolio:

●	Charles River Laboratories (CRL) is a provider of non-clinical contract research services for the pharmaceutical industry, including drug discovery, safety testing and manufacturing solutions. We believe the company benefits from high barriers to entry due to the complexity of scientific research, as well as high customer switching costs as it provides essential research services that are tailored to specific customer needs.

●	Bio-Techne (TECH) develops, manufactures and sells life science reagents, instruments, and services for research and clinical diagnostic markets worldwide. Our belief is that the company benefits from a strong market position, a strong brand, high barriers to entry and moderate customer switching costs.

2	Jensen Quality Value Fund	Annual Report

●	Keysight Technologies (KEYS) is a leading test, design and emulation equipment provider for network testing, measurement, automation and emerging technologies. Keysight’s products include oscilloscopes and other signal analyzers, meters and sensors, network test modeling solutions, generators and power supplies, software, and services. We believe that Keysight benefits from market leadership in many categories, strong R&D productivity, exposure to growing end-markets and a strong balance sheet.

During the 12-month period, the Investment Team also sold the following companies in order to upgrade the fundamental quality of the portfolio: Scotts Miracle-Gro (SMG), a manufacturer and marketer of gardening products; MillerKnoll (MLKN), a home and office furnishings company; and Carter’s (CRI), a children’s apparel company. Additionally, the team sold Landstar System (LSTR), a trucking company, for valuation reasons. As of May 31, 2023, the Jensen Quality Value Fund held 38 companies.

The Jensen Outlook

As we look forward to the remainder of 2023 and into next year, we maintain a more cautious outlook for market returns in the coming months. Returns in the overall market thus far in 2023 have been better than 2022 but we are mindful that the economic challenges that have been building over the last couple of years are still very much present today. While there are some signs of improvement, particularly with softening inflation from the generationally high levels reached in the middle of 2022, overall inflation remains well above long-term targets of the U.S. Federal Reserve. Recently, the Federal Reserve paused its path of increasing interest rates—which was seen as a positive sign by many investors. However, the message accompanying the pause indicated that two additional rate increases could be expected later in 2023 and that any tapering of interest rates may not occur until 2025. This will keep interest costs at higher levels, reducing the cash available for more productive uses for highly leveraged businesses. The full effect of higher interest rates has likely not fully impacted the economy, and with additional rate increases to come, this remains a substantial headwind for many companies. There also remain increased tensions that threaten the geopolitical status quo of the last 40 years.

In addition to, or perhaps because of, these factors, we note that the business performance of companies and recent market return patterns could influence the outlook for remainder of the year, and reverse or at least pause the “risk-on” character of the last few months. We would also note that the threat of an economic recession in the U.S. has not disappeared. The Treasury yield curve has been inverted since early July 2022 with the yield on 2-year Treasury bonds exceeding the yield on 10-year Treasury bonds. Such occurrences are relatively rare and have accurately predicted the 10 most recent economic recessions. While the economy currently appears to be weathering the threat of a recession, there is still much debate about when one may occur given that the contributing factors have not diminished and are unlikely to in the coming months.

In our view, there are many opportunities for higher-quality, more-resilient businesses to garner favor from investors looking for lower volatility in the face of the issues discussed here.

Annual Report	Jensen Quality Value Fund	3

We continue to have confidence in the high-quality businesses owned in the Fund because of our focus that favors characteristics such as strong and resilient business models, durable competitive advantages, pricing power, steady operating margins and strong free cash flow generation that is consistently reinvested into future growth opportunities and rewards shareholders in the shorter term via growing dividends and stock buybacks. Likewise, our disciplined approach to valuation, which utilizes our deep research to construct discounted cash flow models reflecting the opportunities (and threats) to the companies in which we invest, provides us confidence to invest in these sound businesses.

While the economic uncertainty and the corresponding volatility of market returns have been worrying for many investors over the last year, the Jensen Investment Team remains convinced that the strategy and process guiding our management of the Fund is sound. Our goal remains the ownership of a portfolio of companies positioned to accrue business value. We seek to participate in this value creation as investors via the long-term ownership of fairly priced, high-quality stocks. We believe the attributes noted above allow quality companies to generate business returns consistently above their cost of capital, ultimately resulting in shareholder value creation.

Lastly, we remain steadfast in our belief that paying attention to company fundamentals can help investors manage risk. This should offer a measure of capital protection in more volatile or generally lower-market-return environments and provide the opportunity for long-term capital appreciation.

We are tremendously grateful for the ongoing support of our firm and investment strategies from our partners and fellow shareholders. Thank you.

We invite you to seek additional information about the Jensen Quality Value Fund at www.jenseninvestment.com, where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Sincerely,

The Jensen Quality Value Investment Team

4	Jensen Quality Value Fund	Annual Report

This discussion and analysis of the Fund is as of May 31, 2023, and is subject to change, and any forecasts made cannot be guaranteed. The views expressed by the Jensen Investment Team are not intended as investment advice and are subject to change without notice.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security.

All investments are subject to risk, including the loss of principal. Please refer to the Fund’s prospectus for a description of risk factors associated with investments in securities the Fund may hold. There is no assurance that the Fund will achieve its investment objective.

Certain information contained in this material represents or is based upon forward-looking statements, which can be identified by the use of terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “target,” “project,” “estimate,” “intend,” “continue” or “believe,” or the negatives thereof or other variations thereon or comparable terminology.

For more complete information regarding the Fund’s performance and holdings, please refer to the financial statements and schedule of investments headings of this report. The Fund’s current and future portfolio holdings are subject to risk.

Definitions

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Russell 2500 Index: The Russell 2500 is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities.

Russell Midcap Total Return Index: The Russell Midcap Index is an unmanaged index, which measures the performance of the 800 smallest companies in the Russell 1000 Index.

Yield Curve: A line that plots yields, or interest rates, of bonds that have equal credit quality but differing maturity dates. The slope of the yield curve can predict future interest rate changes and economic activity.

This material is for use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Quality Value Fund is distributed by Quasar Distributors, LLC.

Annual Report	Jensen Quality Value Fund	5

Letter from The Investment Adviser (Unaudited)

Dear Fellow Shareholders,

The Jensen Global Quality Growth Fund (the “Fund”)—Class Y Shares—returned 5.48% for the fiscal year ended May 31, 2023, compared to 0.85% for the MSCI All Country World Index Net (“Index”), the Fund’s benchmark index, over this period. Please see pages 16 through 18 of this report for complete standardized performance information for the Fund, including the Fund’s other share classes.

Market Perspective

The second half of calendar year 2022 proved challenging in the face of the substantial headwinds impacting global economies. Global stock markets struggled to find direction in the face of persistently high inflationary pressures, steadily rising interest rates, less accommodative policies from the global central banks in an effort to fight high inflation, and ongoing geopolitical risk, combined with the Energy sector no longer representing the tailwind to performance that it had been early in 2022.

As the calendar turned to 2023, investors’ focus shifted as well. The momentum-driven share prices of some companies bounced back, in some cases strongly, after a lackluster performance in the prior year. Concurrently, certain companies within the Fund benefited from the continuing recovery of global travel and spending as well as a loosening of stricter pandemic lockdown policies in several countries, particularly in Asia.

Overall, we were pleased with the outperformance from the Fund for the fiscal year ended May 31, 2023, which benefited from its focus on higher-quality stocks. One indication of resilience from consistent, quality businesses can be found by reviewing market returns as measured by the S&P Earnings and Dividend Quality Rankings. Companies with more consistent earnings and dividend payments are ranked higher by S&P than those companies that are typically less financially robust. Given the nature of the rankings, companies rated A- and above are considered higher quality businesses and attribution analysis indicates that for the fiscal year ended May 31, 2023, the Fund’s selection of stocks in the A- and above categories boosted the Fund’s returns relative to the benchmark.

The Effect at Jensen

From a sector perspective, stock selection contributed positively to the Fund’s relative performance during the 12-month period predominantly in the Consumer Discretionary sector, while detracting from returns in the Health Care and Information Technology sectors. Certain companies held in the Fund benefited from the recovery in global travel and spending noted above, including Amadeus, Hermès and Starbucks, which boosted relative performance in the Consumer Discretionary sector and for the Fund overall. Relative overweight allocation to the Information Technology sector along with relative underweight exposure to the Financials sector also contributed positively to the Fund’s relative performance as stocks in these sectors performed well during the period. An underweight allocation to the Industrials sector detracted from relative returns.

Further, the Fund experienced a positive contribution from both sector allocation and stock selection in every geographic region except for a slight detraction arising from the Fund’s lack of exposure to stocks domiciled in Emerging Europe as defined by the S&P Global Broad Market Index (BMI).

6	Jensen Global Quality Growth Fund	Annual Report

Leading contributors to performance during the 12-month period were Microsoft (MSFT) and SAP SE (SAP). Microsoft benefited from strong performance in its core cloud services in Enterprise, namely Azure services and Office 365. Offsetting this was a slowdown in PC sales and gaming revenue due to challenging comparisons to the prior year given robust performance during the COVID pandemic. More recently, the market reacted positively to the company’s announcement of its $10 billion investment in OpenAI and the subsequent inclusion of OpenAI’s ChatGPT in its search results. ChatGPT represents a key advancement in generative Artificial Intelligence (“AI”), enabling Microsoft to jump ahead of the current AI leader, Google, which stumbled in its attempt to respond too quickly to Microsoft’s initiative. Alphabet Inc., Google’s parent and a Fund holding, has since recovered.

After struggling with cloud adoption in its core enterprise resource planning (ERP) market, demand for SAP’s cloud services accelerated through the fiscal year ended May 31, 2023, and we believe this performance was recognized in the market by strong share price appreciation. In March 2023, SAP announced that it will sell its shares of its 2019 acquisition, Qualtrics. In our view, this has been a surprising capital allocation journey for SAP: acquiring Qualtrics pre-IPO under its former leadership, spinning the company out with an IPO, and now selling its remaining approximately 80% ownership. Nevertheless, the market responded favorably to the announcement.

Significant detractors from the Fund’s performance for the 12-month period included Pfizer (PFE) and 3M (MMM). Pfizer, a multinational pharmaceutical and biotechnology corporation, was the largest detractor from Fund performance for the Fund’s fiscal year. Pfizer shares were pressured during the period due primarily to a sharp sales decline and future demand uncertainty for the company’s COVID-19 franchises. Calendar 2022 COVID-19-related sales totaled approximately $57 billion, accounting for more than 50% of Pfizer’s consolidated revenue. In 2023, COVID-19 franchise sales are expected to decline by more than 60% due in part to the expected transition from direct government purchases to the traditional healthcare marketplace. The company expects sales of COVID-19 products to increase from 2023 levels over time; however, confidence in this expectation is clouded by the unpredictable demand pattern for COVID-19 treatments. Longer term, we are encouraged to see the company using cash flow from its COVID-19 product success to bolster its drug portfolio and pipeline through a number of promising acquisitions. While we are monitoring the implications of short-term financial performance, Pfizer shares remain a core holding due to the company’s diverse drug portfolio and improving drug pipeline.

3M was sold during the fiscal year ended May 31, 2023, and is discussed further below.

We are constantly evaluating all businesses owned by the Fund as well as other investment candidates to determine whether better opportunities exist in our investable universe. Such determinations ultimately reflect a combination of fundamental considerations, valuation opportunities and overall risk profiles of our companies.

Fund Additions and Eliminations

During the 12-month period, the Jensen Investment Team enacted the purchase of three additional holdings and sold four holdings. We initiated new positions in Dassault Systèmes (DSY), UnitedHealth Group (UNH) and Aon (AON) due to solid business fundamentals and attractive valuations for those companies. We sold our positions in 3M (MMM), Tencent (700-HK), GlaxoSmithKline (GSK-GB) and Becton Dickinson (BDX) as part of ongoing efforts to upgrade the overall quality of the Fund. A brief synopsis of the changes follows.

Annual Report	Jensen Global Quality Growth Fund	7

France-based Dassault Systèmes develops software and cloud services for 3D product design and life management, simulation, manufacturing, and other 3D-related products. The company enjoys strong and formidable competitive advantages including innovation, high customer switching costs, economies of scale and barriers to entry. The company was an early mover in the 3D design market and established market-leading positions in the automotive and aerospace industries. Subsequently, the company has expanded design leadership in many other industries, such as industrial, marine, consumer goods, fashion, medical devices, pharmaceuticals and biotech.

We believe design and innovation are an important driver of the company’s future success; the design process is often delinked from business cycles because design cycles are long in duration, particularly in the automotive and aerospace industries. This also holds true for shorter-duration design cycle industries, such as medical devices, consumer goods and fashion. As a result, Dassault monetizes these relationships with an annual fee model via the cloud or maintenance revenue, which together generate consistent revenue growth that has increased by approximately 10% annually for the last five- and 10-year periods, respectively. The company is also highly profitable, with operating margins that have improved by more than 200 basis points over the last five years, which has contributed to annualized earnings per share growth of almost 14% over the same period.

We have been impressed with Dassault’s business fundamentals for some time; however, the company’s stock price was too expensive for consideration. Recently, the company’s stock sold off in the market. With fundamentals intact, we took the opportunity to add the company to the Fund at a compelling valuation.

UnitedHealth Group is the leading managed care provider in the United States and was added to the Fund in September 2022. The company operates four distinct but interconnected businesses including traditional health insurance, healthcare delivery, healthcare consulting and pharmacy benefit management. Competitive advantages for the company are derived from the size, scale and integration of these services. UnitedHealth also benefits from a diverse revenue stream consisting of governmental agencies, commercial organizations and individuals. We expect the company will grow by expanding its care provider network, membership growth and pricing power. We added UNH shares to the Fund due to its strong fundamentals, attractive valuation and improved growth outlook.

Aon, a leading professional services firm in areas of risk, health and wealth, was added to the Fund in October 2022. Headquartered in Ireland, Aon is one of the very few insurance brokers that operates on a global scale, with 50,000 employees advising clients across more than 120 countries. The company also comprises the largest global reinsurance broker and offers clients consulting and advisory services across health, human capital and wealth solutions verticals. Competitive advantages for the company include high switching costs gained through in-depth knowledge of unique and complex client risks, global scale required to serve multinational clients, and high barriers to entry due to long-standing client relationships and robust data and analytics capabilities. We believe that the company has benefited from rising inflation and interest rates via increasing insured values and higher fiduciary interest income, respectively. We expect Aon to continue to grow organically as it is well-positioned to help clients navigate complex and growing global risks such as cybersecurity, climate change and workforce solutions.

3M is a diversified industrial conglomerate that manufactures products based on core material science, process technologies and manufacturing expertise. The company’s products have applications in safety, industrial, transportation, healthcare and consumer products. The sale of 3M reflects our concern over deteriorating business fundamentals. We are also concerned about the negative cash flow implications stemming from mounting product liability and environmental claims.

8	Jensen Global Quality Growth Fund	Annual Report

Further, we have questions about the viability of 3M’s historical competitive advantages—scale, innovation and brand strength—due to an ongoing trend of growth below our expectations.

Tencent is a Chinese multinational conglomerate with leading products in gaming, financial services and communications. We continue to believe Tencent’s financial prospects are sound due to the company’s embedded position in the Chinese economy, and we believe it remains a highly advantaged business levered to the attractive growth areas of global gaming, social media, fintech and cloud services. However, the stock came under increasing pressure as the Chinese government and its regulatory bodies cracked down on dominant Chinese technology companies, including Tencent, to curb potential antitrust concerns, limit youth gaming activity and address growing inequality within Chinese society. Given the fundamental uncertainty created by the capricious actions of the Chinese authorities, the Investment Team decided to exit the position.

GlaxoSmithKline, a London-based biopharmaceutical company, was sold from the Fund in October 2022 due to perceived better investment opportunities. GSK benefits from a stable growth outlook led by its leading HIV franchise and the Shingrix shingles vaccine. However, we expect growth will remain muted due to a less robust drug pipeline and potential competitive threats to key products. GSK was the lowest Fund holding at the time of sale.

First added to the Fund at its inception in 2020, Becton Dickinson is a healthcare equipment company and a global leader in the design and production of needles and syringes, diagnostic testing equipment, and interventional devices. The company primarily serves hospitals and other healthcare delivery providers. Across its businesses, BDX benefits from manufacturing scale, strong brand recognition and new product development expertise. Recent business results have been largely stable and within our expectations. However, the company’s decision to engage in multiple equity issuances over the past several years resulted in a high level of balance sheet equity relative to its net income generation. As a result, return on equity (“ROE”) fell below our threshold of 15% in the most recent fiscal year. We began reducing the Fund’s stake in BDX shares in 2022 when we confirmed the ROE decline and completed the sale in the first calendar quarter of 2023.

There were no other wholesale changes to the Fund, but the Investment Team remained active in adding to or trimming from existing positions to reflect Jensen’s convictions in the businesses and relative valuation opportunities within the context of ongoing economic volatility.

The Jensen Outlook

As we look forward to the remainder of 2023 and into next year, we maintain a more cautious outlook for market returns in the coming months. Returns in the overall market thus far in 2023 have been solid but the continuation of mixed signals in global economies gives us reason to be cautious about the shorter-term outlook for the world’s stock markets.

The economic challenges that have been building over the last couple of years are still very much present today. While there are some signs of improvement, particularly with softening inflation from the generationally high levels reached in the middle of 2022, overall inflation still remains higher than normal in much of the world. Recently the U.S. Federal Reserve paused its path of increasing interest rates—which was seen as a positive sign by many domestic investors. However, the message accompanying the pause was that two additional rate increases are expected later in 2023 and that any tapering of interest rates may not occur until 2025. This will keep interest costs at higher levels and the impact on highly leveraged businesses will continue to be evidenced in reduced cash flows that might otherwise be available for more productive uses. Elsewhere,

Annual Report	Jensen Global Quality Growth Fund	9

other global central banks are still raising interest rates and have indicated that higher rates may be in the offing. The full effect of higher interest rates has likely not fully impacted many global economies and may represent a substantial headwind for many companies’ financial performance. There also remain increased tensions that threaten the geopolitical status quo of the last 40 years.

We also note that the threat of recession has not disappeared for global companies. For example, in the U.S. the Treasury yield curve—the yield difference between 10-year and 2-year Treasury bonds—has been inverted since early July of 2022. Such occurrences are relatively rare and have accurately predicted the 10 most recent economic recessions. While globally many economies currently appear to be weathering the threat of a recession, there is still much debate about when it may occur given that the contributing factors have not diminished and are not expected to in the coming months.

We continue to have confidence in the high-quality businesses owned in the Fund because of our focus that favors characteristics such as strong and resilient business models, durable competitive advantages, pricing power, steady operating margins and strong free cash flow generation that is consistently reinvested into future growth opportunities and rewards shareholders in the shorter term via growing dividends and stock buybacks. Likewise, our disciplined approach to valuation, which utilizes our deep research to construct discounted cash flow models reflecting the opportunities for (and threats to) the companies in which we invest, provides us confidence to invest in these sound businesses.

While the economic uncertainty and the corresponding volatility of market returns has been worrying for many investors over the last year, the Jensen Investment Team remains convinced that the strategy and process guiding our management of the Fund is sound. Our goal remains the ownership of a portfolio of companies positioned to grow and accrue business value. We seek to participate in this value creation as investors via the long-term ownership of fairly priced, high-quality stocks. We believe the attributes noted above allow quality companies to generate business returns consistently above their cost of capital, ultimately resulting in shareholder value creation.

We remain steadfast in our belief that paying attention to company fundamentals can help investors manage risk. This should offer a measure of capital protection in more volatile or generally lower-market-return environments and provide the opportunity for long-term capital appreciation.

On a final note, we are pleased that the Fund recently celebrated its third anniversary since its launch in April 2020. Despite volatility and numerous economic challenges impacting the investment landscape over the last three years, we believe the Fund’s performance has demonstrated its resilience and consistency in a manner that is in keeping with the tenets upon which we launched the strategy.

We are tremendously grateful for the ongoing support of our firm and investment strategies from our shareholders, partners and clients. Thank you.

We invite you to seek additional information about the Jensen Global Quality Growth Fund at www.jenseninvestment.com, where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Sincerely,

The Jensen Global Quality Growth Investment Team

10	Jensen Global Quality Growth Fund	Annual Report

This discussion and analysis of the Fund is as of May 31, 2023, and is subject to change, and any forecasts made cannot be guaranteed. The views expressed by the Jensen Investment Team are not intended as investment advice and are subject to change without notice.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security.

All investments are subject to risk, including the loss of principal. Please refer to the Fund’s prospectus for a description of risk factors associated with investments in securities the Fund may hold. There is no assurance that the Fund will achieve its investment objective.

S&P Global Broad Market Index (BMI) is a market capitalization-weighted index maintained by Standard and Poor’s (S&P) providing a broad measure of global equities markets and includes all developed and emerging markets. The countries included in the S&P Global BMI Emerging Europe are: the Czech Republic; Greece; Hungary; Poland; and Turkey.

Certain information contained in this material represents or is based upon forward-looking statements, which can be identified by the use of terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “target,” “project,” “estimate,” “intend,” “continue” or “believe,” or the negatives thereof or other variations thereon or comparable terminology.

For more complete information regarding the Fund’s performance and holdings, please refer to the financial statements and schedule of investments headings of this report. The Fund’s current and future portfolio holdings are subject to risk.

The Fund is non-diversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

Definitions

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

MSCI All Country World Index (MSCI ACWI): is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. It is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

This material is for use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Global Quality Growth Fund is distributed by Quasar Distributors, LLC.

Annual Report	Jensen Quality Value Fund	11

Jensen Quality Value Fund - Class J (Unaudited)

Total Returns vs. Russell Midcap® Total Return Index

Average Annual Total Returns – For periods ended May 31, 2023 (Unaudited)	1 year	3 years	5 years	10 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class J	3.12%	11.72%	8.28%	8.72%	9.16%
Russell Midcap® Total Return Index	-4.51%	10.19%	6.88%	9.31%	10.66%

The Russell Midcap® Total Return Index is an unmanaged index, which measures the performance of the 800 smallest companies in the Russell 1000® Index.

The chart at the top of the page assumes an initial gross investment of $10,000 made on May 31, 2013. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

12	Jensen Quality Value Fund	Annual Report

Jensen Quality Value Fund - Class I (Unaudited)

Total Returns vs. Russell Midcap® Total Return Index

Average Annual Total Returns – For periods ended May 31, 2023 (Unaudited)	1 year	3 years	5 years	10 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class I	3.38%	12.00%	8.55%	8.94%	9.37%
Russell Midcap® Total Return Index	-4.51%	10.19%	6.88%	9.31%	10.66%

The Russell Midcap® Total Return Index is an unmanaged index, which measures the performance of the 800 smallest companies in the Russell 1000® Index.

The chart at the top of the page assumes an initial gross investment of $250,000 made on May 31, 2013. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Quality Value Fund	13

Jensen Quality Value Fund - Class Y (Unaudited)

Total Returns vs. Russell Midcap® Total Return Index

Average Annual Total Returns – For periods ended May 31, 2023 (Unaudited)	1 year	3 year	Since Inception (1/15/2020)
Jensen Quality Value Fund - Class Y	3.34%	11.99%	7.46%
Russell Midcap® Total Return Index	-4.51%	10.19%	4.91%

The Russell Midcap® Total Return Index is an unmanaged index, which measures the performance of the 800 smallest companies in the Russell 1000® Index.

The chart at the top of the page assumes an initial gross investment of $1,000,000 made on January 15, 2020, the inception date for Class Y shares. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

14	Jensen Quality Value Fund	Annual Report

Jensen Quality Value Fund

Investments by Sector as of May 31, 2023

(As a Percentage of Total Investments) (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services.

Annual Report	Jensen Quality Value Fund	15

Jensen Global Quality Growth Fund - Class J (Unaudited)

Total Returns vs. MSCI All Country World Index Net (USD)

Average Annual Total Returns – For periods ended May 31, 2023 (Unaudited)	1 year	3 year	Since Inception (4/15/2020)
Jensen Global Quality Growth Fund - Class J	5.23%	10.43%	12.76%
MSCI All Country World Index Net (USD)	0.85%	10.07%	12.80%

The MSCI All Country World Index Net (USD) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The chart at the top of the page assumes an initial gross investment of $10,000 made on April 15, 2020, the inception date for Class J shares. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

16	Jensen Global Quality Growth Fund	Annual Report

Jensen Global Quality Growth Fund - Class I (Unaudited)

Total Returns vs. MSCI All Country World Index Net (USD)

Average Annual Total Returns – For periods ended May 31, 2023 (Unaudited)	1 year	3 year	Since Inception (4/15/2020)
Jensen Global Quality Growth Fund - Class I	5.39%	10.68%	13.00%
MSCI All Country World Index Net (USD)	0.85%	10.07%	12.80%

The MSCI All Country World Index Net (USD) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The chart at the top of the page assumes an initial gross investment of $250,000 made on April 15, 2020, the inception date for Class I shares. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Global Quality Growth Fund	17

Jensen Global Quality Growth Fund - Class Y (Unaudited)

Total Returns vs. MSCI All Country World Index Net (USD)

Average Annual Total Returns – For periods ended May 31, 2023 (Unaudited)	1 year	3 year	Since Inception (4/15/2020)
Jensen Global Quality Growth Fund - Class Y	5.48%	10.72%	13.05%
MSCI All Country World Index Net (USD)	0.85%	10.07%	12.80%

The MSCI All Country World Index Net (USD) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The chart at the top of the page assumes an initial gross investment of $1,000,000 made on April 15, 2020, the inception date for Class Y shares. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

18	Jensen Global Quality Growth Fund	Annual Report

Jensen Global Quality Growth Fund

Allocation of Portfolio Holdings as of May 31, 2023

(As a Percentage of Total Investments) (Unaudited)

Annual Report	Jensen Global Quality Growth Fund	19

Statements of Assets & Liabilities

May 31, 2023

Assets:	Jensen Quality Value Fund	Jensen Global Quality Growth Fund
Investments, at value (cost $164,123,433 and $38,632,267)	$177,100,526	$44,285,007
Income receivable	253,650	72,974
Receivable for capital stock issued	188,878	–
Other Assets	28,167	30,285
Total Assets	177,571,221	44,388,266

Liabilities:
Payable for capital stock redeemed	58,677	–
Payable for 12b-1 fees - Class	14,411	2,454
Payable to adviser	95,839	16,447
Payable to affiliates	43,051	30,551
Accrued expenses and other liabilities	54,447	27,897
Total Liabilities	266,425	77,349
NET ASSETS	$177,304,796	$44,310,917

NET ASSETS CONSIST OF:
Capital stock	$169,411,812	$39,327,730
Total distributable earnings	7,892,984	4,983,187
Total Net Assets	$177,304,796	$44,310,917

NET ASSETS CONSIST OF:
Class J Shares:
Net Assets	$28,365,729	$2,525,808
Shares of beneficial interest outstanding	1,785,138	175,401
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$15.89	$14.40
Class I Shares:
Net Assets	$93,812,669	$2,249,110
Shares of beneficial interest outstanding	5,915,909	156,184
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$15.86	$14.40
Class Y Shares:
Net Assets	$55,126,398	$39,535,999
Shares of beneficial interest outstanding	3,484,167	2,744,122
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$15.82	$14.41

The accompanying notes are an integral part of these financial statements.

20	Jensen Quality Value Fund	Annual Report

Jensen Quality Value Fund

Schedule of Investments

May 31, 2023

Common Stocks - 98.91%
shares	Air Freight & Logistics - 3.27%	value
52,520	Expeditors International of Washington, Inc.	$5,793,481

shares	Automobile Components - 2.81%	value
189,820	Gentex Corp.	$4,984,673

shares	Building Products - 3.53%	value
22,720	Lennox International, Inc.	$6,259,587

shares	Capital Markets - 2.41%	value
11,120	FactSet Research Systems, Inc.	$4,279,977

shares	Commercial Services & Supplies - 3.98%	value
80,470	Copart, Inc. (a)	$7,048,367

shares	Communications Equipment - 1.96%	value
23,530	F5, Inc. (a)	$3,472,557

shares	Consumer Staples Distribution & Retail - 3.65%	value
142,680	Kroger Co.	$6,467,684

shares	Containers & Packaging - 3.59%	value
83,570	Crown Holdings, Inc.	$6,370,541

shares	Distributors - 4.61%	value
36,760	Genuine Parts Co.	$5,474,666
8,520	Pool Corp.	$2,694,280
		$8,168,946

shares	Electronic Equipment, Instruments & Components - 3.93%	value
52,250	Amphenol Corp. - Class A	$3,942,263
18,700	Keysight Technologies, Inc. (a)	$3,025,660
		$6,967,923

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund	21

Jensen Quality Value Fund

Schedule of Investments continued

May 31, 2023

shares	Food Products - 7.20%	value
52,790	Campbell Soup Co.	$2,668,535
49,310	General Mills, Inc.	$4,149,930
89,260	Kellogg Co.	$5,959,890
		$12,778,355

shares	Health Care Equipment & Supplies - 2.75%	value
23,090	ResMed, Inc.	$4,867,141

shares	Health Care Providers & Services - 8.12%	value
122,740	Encompass Health Corp.	$7,612,336
32,010	Laboratory Corp. of America Holdings	$6,803,085
		$14,415,421

shares	Household Products - 3.12%	value
59,840	Church & Dwight Co., Inc.	$5,532,208

shares	Leisure Products - 0.75%	value
22,330	Hasbro, Inc.	$1,325,286

shares	Life Sciences Tools & Services - 4.73%	value
43,430	Bio-Techne Corp.	$3,552,140
24,980	Charles River Laboratories International, Inc. (a)	$4,830,632
		$8,382,772

shares	Machinery - 3.53%	value
43,490	Donaldson Co., Inc.	$2,545,470
37,880	Toro Co.	$3,705,800
		$6,251,270

shares	Professional Services - 13.95%	value
40,749	Broadridge Financial Solutions, Inc.	$5,978,693
33,010	Equifax, Inc.	$6,886,547
117,050	Genpact Ltd.	$4,305,099
63,140	Maximus, Inc.	$5,111,814
11,250	Verisk Analytics, Inc.	$2,464,988
		$24,747,141

The accompanying notes are an integral part of these financial statements.

22	Jensen Quality Value Fund	Annual Report

Jensen Quality Value Fund

Schedule of Investments continued

May 31, 2023

shares	Real Estate Management & Development - 1.56%	value
36,990	CBRE Group, Inc. - Class A (a)	$2,771,291

shares	Semiconductors & Semiconductor Equipment - 3.20%	value
75,320	Microchip Technology, Inc.	$5,668,583

shares	Software - 6.71%	value
24,520	Cadence Design Systems, Inc. (a)	$5,661,913
34,450	Manhattan Associates, Inc. (a)	$6,249,919
		$11,911,832

shares	Specialty Retail - 5.69%	value
69,580	Best Buy Co., Inc.	$5,056,379
15,970	Tractor Supply Co.	$3,347,152
14,880	Williams-Sonoma, Inc.	$1,689,029
		$10,092,560

shares	Textiles, Apparel & Luxury Goods - 2.00%	value
267,460	Levi Strauss & Co. - Class A	$3,538,496

shares	Trading Companies & Distributors - 1.86%	value
9,860	United Rentals, Inc.	$3,291,169

Total Common Stocks		value
(Cost $162,410,168)		$175,387,261

Money Market Funds - 0.97%
shares		value
1,713,265	First American Treasury Obligations Fund - X Class, 5.014% (b)	$1,713,265

Total Money Market Funds		value
(Cost $1,713,265)		$1,713,265

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund	23

Jensen Quality Value Fund

Schedule of Investments continued

May 31, 2023

Total Investments - 99.88%	value
(Cost $164,123,433)	$177,100,526
Other Assets in Excess of Liabilities - 0.12%	$204,270
TOTAL NET ASSETS - 100.00%	$177,304,796

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) The rate shown represents the seven-day yield as of May 31, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

24	Jensen Quality Value Fund	Annual Report

Jensen Global Quality Growth Fund

Schedule of Investments

May 31, 2023

Common Stocks - 98.24%
shares	Canada - 5.26%	value
17,570	Alimentation Couche-Tard, Inc.	$850,737
13,130	Canadian National Railway Co.	$1,480,426
		$2,331,163

shares	Finland - 1.23%	value
10,690	Kone Oyj - Class B	$543,786

shares	France - 3.90%	value
22,108	Dassault Systemes SE	$974,684
370	Hermes International	$754,736
		$1,729,420

shares	Germany - 3.67%	value
12,390	SAP SE	$1,624,651

shares	Ireland - 5.52%	value
7,990	Accenture PLC - Class A	$2,444,300

shares	Spain - 3.53%	value
21,770	Amadeus IT Group SA (a)	$1,562,327

shares	Switzerland - 2.88%	value
10,750	Nestle SA	$1,274,265

shares	Taiwan, Province Of China - 3.90%	value
17,540	Taiwan Semiconductor Manufacturing Co. Ltd.-ADR	$1,729,269

shares	United Kingdom - 14.34%	value
15,950	AstraZeneca PLC	$2,323,130
71,490	Compass Group PLC	$1,959,129
49,920	Diageo PLC	$2,075,304
		$6,357,563

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Global Quality Growth Fund	25

Jensen Global Quality Growth Fund

Schedule of Investments continued

May 31, 2023

shares	United States - 54.01%	value
14,170	Alphabet, Inc. (a)	$1,741,068
4,100	Aon PLC	$1,263,989
9,510	Apple, Inc. - Class A	$1,685,648
5,990	Automatic Data Processing, Inc.	$1,251,850
3,820	Broadridge Financial Solutions, Inc.	$560,470
4,970	Equifax, Inc.	$1,036,841
2,870	Home Depot, Inc.	$813,502
2,550	Intuit, Inc.	$1,068,756
5,770	Johnson & Johnson	$894,696
2,350	Mastercard, Inc. - Class A	$857,797
8,530	Microsoft Corp.	$2,801,166
9,520	NIKE, Inc. - Class B	$1,002,075
12,240	PepsiCo, Inc.	$2,231,964
29,620	Pfizer, Inc.	$1,126,153
13,130	Starbucks Corp.	$1,282,013
5,530	Stryker Corp.	$1,523,957
5,020	Texas Instruments, Inc.	$872,878
2,240	UnitedHealth Group, Inc.	$1,091,418
3,790	Verisk Analytics, Inc.	$830,427
		$23,936,668

Total Common Stocks		value
(Cost $37,880,672)		$43,533,412

The accompanying notes are an integral part of these financial statements.

26	Jensen Global Quality Growth Fund	Annual Report

Jensen Global Quality Growth Fund

Schedule of Investments continued

May 31, 2023

Money Market Funds - 1.70%
shares		value
751,595	First American Treasury Obligations Fund - X Class, 5.014% (b)	$751,595

Total Money Market Funds		value
(Cost $751,595)		$751,595

Total Investments		value
(Cost $38,632,267) - 99.94%		$44,285,007
Other Assets in Excess of Liabilities - 0.06%		$25,910
TOTAL NET ASSETS - 100.00%		$44,310,917

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SE	Societas Europaea is a term for a European Public Liability Company.

(a) Non-income producing security.

(b) The rate shown represents the seven-day yield as of May 31, 2023.

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Global Quality Growth Fund	27

Statements of Operations

For the Year Ended May 31, 2023

Investment Income:	Jensen Quality Value Fund	Jensen Global Quality Growth Fund
Dividend income	$2,853,517	$ 657,333(1)
Interest income	81,172	13,277
Total Investment Income	2,934,689	670,610

Expenses:
Investment management fees	1,212,026	308,237
12b-1 fees - Class J	78,974	5,774
Federal and state registration fees	55,890	46,849
Reports to shareholders	48,850	6,244
Administration fees	48,400	22,432
Transfer agent fees	46,688	45,194
Fund accounting fees	42,266	26,839
Trustees’ fees	27,814	28,378
Legal fees	27,000	17,728
Shareholder servicing fees - Class I	19,958	685
Audit and tax fees	19,006	19,004
Transfer agent expenses	16,987	1,932
Chief Compliance Officer fees	12,496	12,496
Custody fees	6,666	11,723
Insurance expense	4,427	3,750
Other	11,334	8,143
Total expenses	1,678,782	565,408
Less waivers and reimbursements by Adviser (Note 4)	(85,638)	(147,282)
Net expenses	1,593,144	418,126

Net Investment Income	1,341,545	252,484

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on:
Investments	(3,299,475)	(592,160)
Foreign currency translations	–	(24,406)
Change in unrealized appreciation on:
Investments	7,604,792	3,107,771
Foreign currency translations	–	115
Net realized and unrealized gain on investments	4,305,317	2,491,320

Net Increase in Net Assets Resulting from Operations	$5,646,862	$2,743,804

(1)	Net of $27,265 in dividend withholding tax.

The accompanying notes are an integral part of these financial statements.

28	Jensen Quality Value Fund	Annual Report

Statements of Changes in Net Assets

	Jensen Quality Value Fund
Operations:	Year Ended May 31, 2023	Year Ended May 31, 2022
Net investment income	$ 1,341,545	$ 895,893
Net realized gain (loss) on investment transactions	(3,299,475)	5,205,397
Change in unrealized appreciation (depreciation) on investments	7,604,792	(23,605,682)
Net increase (decrease) in net assets resulting from operations	5,646,862	(17,504,392)

Capital Share Transactions:
Shares Sold - Class J	3,811,677	19,783,062
Shares Sold - Class I	20,342,482	94,301,843
Shares Sold - Class Y	1,402,074	13,950,545
Shares issued to holders in reinvestment of dividends - Class J	854,505	1,134,694
Shares issued to holders in reinvestment of dividends - Class I	2,927,455	2,254,291
Shares issued to holders in reinvestment of dividends - Class Y	1,621,912	1,542,803
Shares redeemed - Class J	(15,322,382)	(14,530,353)
Shares redeemed - Class I	(34,488,895)	(23,677,279)
Shares redeemed - Class Y	(5,090,649)	(3,230,055)
Net increase (decrease) in net assets from capital share transactions	(23,941,821)	91,529,551

Dividends and Distributions to Shareholders:
Net dividends and distributions to shareholders - Class J	(854,505)	(1,134,768)
Net dividends and distributions to shareholders - Class I	(2,928,735)	(2,254,466)
Net dividends and distributions to shareholders - Class Y	(1,621,912)	(1,542,803)
Total dividends and distributions	(5,405,152)	(4,932,037)
Increase (Decrease) In Net Assets	(23,700,111)	69,093,122

Net Assets:
Beginning of year	$201,004,907	$131,911,785
End of year	$177,304,796	$201,004,907

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund	29

Statements of Changes in Net Assets

	Jensen Global Quality Growth Fund
Operations:	Year Ended May 31, 2023	Year Ended May 31, 2022
Net investment income	$252,484	$197,529
Net realized loss on:
Investments	(592,160)	(60,402)
Foreign currency translations	(24,406)	(11,251)
Change in unrealized appreciation (depreciation) on:
Investments	3,107,771	(1,656,668)
Foreign currency translations	115	(818)
Net increase (decrease) in net assets resulting from operations	2,743,804	(1,531,610)

Capital Share Transactions:
Shares Sold - Class J	383,956	1,091,009
Shares Sold - Class I	2,681,873	583,676
Shares Sold - Class Y	5,514,454	11,485,530
Shares issued to holders in reinvestment of dividends - Class J	7,364	6,851
Shares issued to holders in reinvestment of dividends - Class I	21,477	10,018
Shares issued to holders in reinvestment of dividends - Class Y	222,211	153,229
Shares redeemed - Class J	(137,655)	(537,957)
Shares redeemed - Class I	(3,278,755)	–
Shares redeemed - Class Y	(1,452,394)	(332,366)
Net increase in net assets from capital share transactions	3,962,531	12,459,990

Dividends and Distributions to Shareholders:
Net dividends and distributions to shareholders - Class J	(7,364)	(6,851)
Net dividends and distributions to shareholders - Class I	(21,477)	(10,019)
Net dividends and distributions to shareholders - Class Y	(222,211)	(153,229)
Total dividends and distributions	(251,052)	(170,099)
Increase in Net Assets	6,455,283	10,758,281

NET ASSETS:
Beginning of year	$37,855,634	$27,097,353
End of year	$44,310,917	$37,855,634

The accompanying notes are an integral part of these financial statements.

30	Jensen Global Quality Growth Fund	Annual Report

Financial Highlights

Jensen Quality Value Fund - Class J

Per Share Data:	year ended May 31, 2023	year ended May 31, 2022	year ended May 31, 2021	year ended May 31, 2020	year ended May 31, 2019
Net asset value, beginning of year	$15.85	$17.47	$12.17	$12.24	$12.59
Income (loss) from investment operations:
Net investment income(1)	0.08	0.05	0.06	0.08	0.10
Net realized and unrealized gain (loss) on investments	0.40	(1.21)	5.43	0.41	0.22
Total from investment operations	0.48	(1.16)	5.49	0.49	0.32
Less distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.06)	(0.08)	(0.10)
Distributions from net realized gain on investments	(0.38)	(0.42)	(0.13)	(0.48)	(0.57)
Total distributions	(0.44)	(0.46)	(0.19)	(0.56)	(0.67)
Net asset value, end of year	$15.89	$15.85	$17.47	$12.17	$12.24
Total return	3.12%	-6.98%	45.37%	3.72%	2.89%
Supplemental data and ratios:
Net assets, end of year (000’s)	$28,366	$38,942	$37,105	$6,569	$2,444
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	1.10%	1.11%	1.25%	1.57%	1.50%
After waivers and reimbursements of expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses	0.47%	0.25%	0.18%	0.16%	0.39%
After waivers and reimbursements of expenses	0.52%	0.31%	0.38%	0.68%	0.84%
Portfolio turnover rate	15.57%	17.78%	18.15%	36.19%	42.51%

(1)	Per share amounts are calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund	31

Financial Highlights

Jensen Quality Value Fund - Class I

Per Share Data:	year ended May 31, 2023	year ended May 31, 2022	year ended May 31, 2021	year ended May 31, 2020	year ended May 31, 2019
Net asset value, beginning of year	$15.81	$17.43	$12.13	$12.18	$12.52
Income (loss) from investment operations:
Net investment income(1)	0.12	0.09	0.09	0.12	0.13
Net realized and unrealized gain (loss) on investments	0.40	(1.21)	5.42	0.39	0.23
Total from investment operations	0.52	(1.12)	5.51	0.51	0.36
Less distributions:
Dividends from net investment income	(0.09)	(0.08)	(0.08)	(0.08)	(0.13)
Distributions from net realized gain on investments	(0.38)	(0.42)	(0.13)	(0.48)	(0.57)
Total distributions	(0.47)	(0.50)	(0.21)	(0.56)	(0.70)
Net asset value, end of year	$15.86	$15.81	$17.43	$12.13	$12.18
Total return	3.38%	-6.79%	45.80%	3.88%	3.25%
Supplemental data and ratios:
Net assets, end of year (000’s)	$93,813	$104,867	$44,113	$2,491	$33,470
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	0.87%	0.88%	1.00%	1.23%	1.27%
After waivers and reimbursements of expenses	0.82%	0.82%	0.82%	0.82%	0.82%
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses	0.70%	0.50%	0.42%	0.51%	0.62%
After waivers and reimbursements of expenses	0.75%	0.56%	0.60%	0.92%	1.07%
Portfolio turnover rate	15.57%	17.78%	18.15%	36.19%	42.51%

(1)	Per share amounts are calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

32	Jensen Quality Value Fund	Annual Report

Financial Highlights

Jensen Quality Value Fund - Class Y

Per Share Data:	year ended May 31, 2023	year ended May 31, 2022	year ended May 31, 2021	period ended May 31, 2020 (1)
Net asset value, beginning of period	$15.78	$17.39	$12.11	$13.38
Income from investment operations:
Net investment income(2)	0.12	0.09	0.10	0.04
Net realized and unrealized gain (loss) on investments	0.39	(1.20)	5.40	(1.28)
Total from investment operations	0.51	(1.11)	5.50	(1.24)
Less distributions:
Dividends from net investment income	(0.09)	(0.08)	(0.09)	(0.03)
Distributions from net realized gain on investments	(0.38)	(0.42)	(0.13)	–
Total distributions	(0.47)	(0.50)	(0.22)	(0.03)
Net asset value, end of period	$15.82	$15.78	$17.39	$12.11
Total return(3)	3.34%	-6.73%	45.72%	-9.24%
Supplemental data and ratios:
Net assets, end of period (000’s)	$55,126	$57,196	$50,693	$35,326
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(4)	0.85%	0.86%	1.05%	1.52%
After waivers and reimbursements of expenses(4)	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses(4)	0.73%	0.50%	0.40%	0.23%
After waivers and reimbursements of expenses(4)	0.78%	0.56%	0.65%	0.95%
Portfolio turnover rate(3)	15.57%	17.78%	18.15%	36.19%

(1)	Class Y shares commenced operations on January 15, 2020.

(2)	Per share amounts are calculated using the average shares outstanding method.

(3)	Not annualized for periods less than one year.

(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund	33

Financial Highlights

Jensen Global Quality Growth Fund - Class J

Per Share Data:	year ended May 31, 2023	year ended May 31, 2022	year ended May 31, 2021	period ended May 31, 2020 (1)
Net asset value, beginning of period	$13.73	$14.20	$10.81	$10.00
Income (loss) from investment operations:
Net investment income(2)	0.05	0.05	0.06	0.02
Net realized and unrealized gain (loss) on investments	0.66	(0.48)	3.38	0.79
Total from investment operations	0.71	(0.43)	3.44	0.81
Less distributions:
Dividends from net investment income	(0.04)	(0.04)	(0.05)	–
Total distributions	(0.04)	(0.04)	(0.05)	–
Net asset value, end of period	$14.40	$13.73	$14.20	$10.81
Total return(3)	5.23%	-3.02%	31.94%	8.10%
Supplemental data and ratios:
Net assets, end of period (000’s)	$2,526	$2,145	$1,700	$454
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(4)	1.61%	1.64%	2.68%	33.40%
After waivers and reimbursements of expenses(4)	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses(4)	0.02%	(0.06)%	(0.92)%	(30.52)%
After waivers and reimbursements of expenses(4)	0.38%	0.33%	0.51%	1.63%
Portfolio turnover rate(3)	16.82%	3.04%	4.05%	0.00%

(1)	The Fund commenced operations on April 15, 2020.

(2)	Per share amounts are calculated using the average shares outstanding method.

(3)	Not annualized for periods less than one year.

(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

34	Jensen Global Quality Growth Fund	Annual Report

Financial Highlights

Jensen Global Quality Growth Fund - Class I

Per Share Data:	year ended May 31, 2023	year ended May 31, 2022	year ended May 31, 2021	period ended May 31, 2020 (1)
Net asset value, beginning of period	$13.75	$14.21	$10.81	$10.00
Income from investment operations:
Net investment income(2)	0.08	0.09	0.11	0.02
Net realized and unrealized gain (loss) on investments	0.65	(0.48)	3.37	0.79
Total from investment operations	0.73	(0.39)	3.48	0.81
Less distributions:
Dividends from net investment income	(0.08)	(0.07)	(0.08)	–
Total distributions	(0.08)	(0.07)	(0.08)	–
Net asset value, end of period	$14.40	$13.75	$14.21	$10.81
Total return(3)	5.39%	-2.74%	32.27%	8.10%
Supplemental data and ratios:
Net assets, end of period (000’s)	$2,249	$2,350	$1,842	$227
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(4)	1.36%	1.42%	2.11%	33.49%
After waivers and reimbursements of expenses(4)	1.02%	1.02%	1.02%	1.02%
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses(4)	0.28%	0.17%	(0.28)%	(30.60)%
After waivers and reimbursements of expenses(4)	0.62%	0.57%	0.81%	1.87%
Portfolio turnover rate(3)	16.82%	3.04%	4.05%	0.00%

(1)	The Fund commenced operations on April 15, 2020.

(2)	Per share amounts are calculated using the average shares outstanding method.

(3)	Not annualized for periods less than one year.

(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Global Quality Growth Fund	35

Financial Highlights

Jensen Global Quality Growth Fund - Class Y

Per Share Data:	year ended May 31, 2023	year ended May 31, 2022	year ended May 31, 2021	period ended May 31, 2020 (1)
Net asset value, beginning of period	$13.75	$14.21	$10.81	$10.00
Income from investment operations:
Net investment income(2)	0.08	0.09	0.11	0.03
Net realized and unrealized gain (loss) on investments	0.66	(0.48)	3.37	0.78
Total from investment operations	0.74	(0.39)	3.48	0.81
Less distributions:
Dividends from net investment income	(0.08)	(0.07)	(0.08)	–
Total distributions	(0.08)	(0.07)	(0.08)	–
Net asset value, end of period	$14.41	$13.75	$14.21	$10.81
Total return(3)	5.48%	-2.72%	32.29%	8.10%
Supplemental data and ratios:
Net assets, end of period (000’s)	$39,536	$33,361	$23,555	$1,206
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(4)	1.36%	1.40%	2.15%	32.29%
After waivers and reimbursements of expenses(4)	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses(4)	0.27%	0.18%	(0.32)%	(29.29)%
After waivers and reimbursements of expenses(4)	0.63%	0.58%	0.82%	2.00%
Portfolio turnover rate(3)	16.82%	3.04%	4.05%	0.00%

(1)	The Fund commenced operations on April 15, 2020.

(2)	Per share amounts are calculated using the average shares outstanding method.

(3)	Not annualized for periods less than one year.

(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

36	Jensen Global Quality Growth Fund	Annual Report

Notes to Financial Statements

May 31, 2023

1. Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Jensen Quality Value Fund, formerly known as the Jensen Value Fund, and the Jensen Global Quality Growth Fund (each, a “Fund,” and together, the “Funds”), each represent a distinct series with its own investment objective and policies within the Trust. The investment objective of each of the Jensen Quality Value Fund and the Jensen Global Quality Growth Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Class J and Class I shares of the Jensen Quality Value Fund became effective and commenced operations on March 31, 2010. The Class Y shares of the Jensen Quality Value Fund became effective and commenced operations on January 15, 2020. The Jensen Global Quality Growth Fund commenced investment operations on April 15, 2020 for Class J, Class I, and Class Y shares. For both Funds, Class J shares are subject to a 0.25% distribution (Rule 12b-1) and shareholder servicing fee and Class I shares are subject to a shareholder servicing fee of up to 0.10%. Each class of shares has identical rights and privileges except with respect to the distribution (Rule 12b-1) and shareholder servicing fees, and voting rights on matters affecting a single share class. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Jensen Investment Management, Inc. (the “Adviser”), the Funds’ investment adviser.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation – Each equity security owned by the Funds that is listed on a securities exchange, except those listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at (i) the mean between the most recent quoted bid and asked prices at the close of the exchange or (ii) the latest sales price on the Composite Market

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	37

for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets, as published by an approved independent pricing service (“Pricing Service”).

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time a Fund calculates its net asset value (“NAV”), whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by a Pricing Service or reporting agency. All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Foreign securities are traded on foreign exchanges which typically close before the close of business on each day on which the NYSE is open. Each security trading on these exchanges may be valued utilizing a systematic fair valuation model provided by a Pricing Service. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close and are classified as Level 2 securities. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value, as described below. Any discount or premium is accreted or amortized using the constant yield method until maturity.

Redeemable securities issued by open-end, registered investment companies, including money market mutual funds, are valued at the NAV of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined.

When market quotations are not readily available, any security or other asset is valued at its fair value in accordance with Rule 2a-5 of the 1940 Act as determined under the Adviser’s fair value pricing procedures, subject to oversight by the Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Adviser will regularly evaluate whether the Funds’ fair value pricing

38	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through the application of such procedures.

FASB Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) Topic 820, establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 –	Quoted prices in active markets for identical securities.

●	Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 –	Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s investments carried at fair value as of May 31, 2023:

Jensen Quality Value Fund	Level 1	Level 2	Level 3	Total
Common Stock(1)	$175,387,261	$—	$—	$175,387,261
Short-Term Investments	1,713,265	—	—	1,713,265
Total Investments	$177,100,526	$—	$—	$177,100,526

Jensen Global Quality Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock(1)	$30,441,400	$13,092,012	$—	$43,533,412
Short-Term Investments	751,595	—	—	751,595
Total Investments	$31,192,995	$13,092,012	$—	$44,285,007

(1)	For further information regarding security characteristics, please see the Schedules of Investments.

The Funds did not hold any investments during the year ended May 31, 2023, with significant unobservable inputs which would be classified as Level 3. The Funds did not hold financial derivative instruments during the year ended May 31, 2023.

(b) Foreign Securities and Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	39

The Funds do not isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from the changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c) Federal Income Taxes – The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statements of Operations. During the year ended May 31, 2023, the Funds did not incur any interest or penalties. The Funds’ federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. The Funds have no examinations in progress. The Funds are also not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders – The Funds will declare and distribute any net investment income quarterly. The Funds will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

40	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

(e) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Share Valuation – The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

(g) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of each Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution (12b-1) and shareholder servicing fees are expensed at 0.25% of average daily net assets of Class J shares. Shareholder servicing fees are expensed at up to 0.10% of the average daily net assets of Class I shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h) Other – Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions using the specific identification method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Withholding taxes on foreign dividends, net of any reclaims, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

3. Federal Tax Matters

The tax character of distributions paid during the fiscal years ended May 31, 2023 and May 31, 2022 was as follows:

Jensen Quality Value Fund	May 31, 2023	May 31, 2022
Ordinary Income	$1,050,886	$2,416,784
Long-Term Capital Gain	$4,354,266	$2,515,253

Jensen Global Quality Growth Fund	May 31, 2023	May 31, 2022
Ordinary Income	$251,052	$170,099
Long-Term Capital Gain	$—	$—

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	41

The components of distributable earnings on a tax basis as of May 31, 2023 were as follows:

	Jensen Quality Value Fund	Jensen Global Quality Growth Fund
Cost basis of investments for federal income tax purposes	$164,276,069	$38,632,267
Gross tax unrealized appreciation	$25,129,032	$6,853,313
Gross tax unrealized depreciation	(12,304,575)	(1,200,573)
Net tax unrealized appreciation	12,824,457	5,652,740
Undistributed ordinary income	290,659	41,529
Undistributed long-term capital gain	—	—
Distributable earnings	290,659	41,529
Other accumulated losses	(5,222,132)	(711,082)
Total distributable earnings	$7,892,984	$4,983,187

The difference between book basis and tax basis of investments is primarily attributable to the deferral of losses on wash sales.

At May 31, 2023, the Jensen Quality Value Fund had short-term capital loss carryovers of $5,222,132.

At May 31, 2023, the Jensen Global Quality Growth Fund had short-term capital loss carryovers of $280,491 and long-term capital loss carryovers of $430,044.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent difference relates to tax equalization.

For the year ended May 31, 2023, no reclassifications were made between total distributable earnings and paid in capital.

4. Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.65% and 0.75% of each Fund’s average daily net assets for the Jensen Quality Value Fund and Jensen Global Quality Growth Fund, respectively.

The Adviser has contractually agreed to waive its management fee and/or reimburse a Fund’s other expenses at least through the expiration dates listed below to the extent necessary to ensure that each Fund’s Total Annual Operating Expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with

42	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed the expense limitation caps listed below of each Fund’s average daily net assets (the “Expense Limitation Cap”).

	Expiration Date	Expense Limitation Cap
Jensen Quality Value Fund	September 30, 2023	0.80%
Jensen Global Quality Growth Fund	September 30, 2023	1.00%

For the year ended May 31, 2023, expenses of $14,792, $45,714 and $25,132 were waived or reimbursed by the Adviser for Class J, Class I and Class Y shares, respectively, for the Jensen Quality Value Fund. For the year ended May 31, 2023, expenses of $8,313, $11,616 and $127,353 were waived or reimbursed by the Adviser for Class J, Class I and Class Y shares, respectively, for the Jensen Global Quality Growth Fund. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of waiver or reimbursement or (2) the Expense Limitation Cap in place at the time of the recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three-year period from the date of the waiver or reimbursement. During the year ended May 31, 2023, $117,665 of previously waived expenses subject to recovery for the Jensen Quality Value Fund expired.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring during the fiscal year ending:

	Jensen Quality Value Fund	Jensen Global Quality Growth Fund
May 31, 2024	$179,053	$192,244
May 31, 2025	$110,284	$138,503
May 31, 2026	$85,638	$147,282

5. Distribution and Shareholder Servicing Plan

The Trust adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Funds, which authorizes Class J shares to pay Quasar Distributors, LLC (the “Distributor” or “Quasar”), the Funds’ distributor and principal underwriter, a distribution fee of 0.25% of a Fund’s average daily net assets attributable to Class J shares for services to Class J shareholders and distribution of Class J shares. The Trust adopted a shareholder servicing plan (the “Shareholder Servicing Plan”), on behalf of the Funds, which authorizes Class I shares to pay up to 0.10% of a Fund’s average daily net assets attributable to Class I shares to other financial institutions for shareholder servicing and maintenance of Class I shareholder accounts.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	43

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Fees incurred for the year ended May 31, 2023, and owed as of May 31, 2023 are summarized below. The fees owed to the Distributor are included within accrued expenses and other liabilities on the Statements of Assets and Liabilities.

12b-1 Plan	Incurred	Owed
Jensen Quality Value Fund	$78,974	$14,411
Jensen Global Quality Growth Fund	$5,774	$2,454

Shareholder Servicing	Incurred	Owed
Jensen Quality Value Fund	$19,958	$2,124
Jensen Global Quality Growth Fund	$685	$160

6. Related Party Transactions

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees incurred for the year ended May 31, 2023, and owed as of May 31, 2023 are as follows:

Administration	Incurred	Owed
Jensen Quality Value Fund	$48,400	$11,727
Jensen Global Quality Growth Fund	$22,432	$5,410

Fund Services also serves as the fund accountant and transfer agent to the Funds. U.S. Bank National Association (“US Bank”), an affiliate of Fund Services, serves as the Funds’ custodian. Fees incurred for the year ended May 31, 2023 and owed as of May 31, 2023 for fund accounting, transfer agency, and custody fees are as follows:

Fund Accounting	Incurred	Owed
Jensen Quality Value Fund	$42,266	$10,679
Jensen Global Quality Growth Fund	$26,839	$6,922

Transfer Agency	Incurred	Owed
Jensen Quality Value Fund	$63,675	$15,898
Jensen Global Quality Growth Fund	$47,126	$11,905

Custody	Incurred	Owed
Jensen Quality Value Fund	$6,666	$1,620
Jensen Global Quality Growth Fund	$11,723	$3,187

44	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

The Jensen Quality Value Fund and Jensen Global Quality Growth Fund have lines of credit with US Bank (see Note 10).

Certain officers of the Trust are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. Each Fund’s allocation of the Trust’s Chief Compliance Officer fees incurred for the year ended May 31, 2023, and owed as of May 31, 2023 were as follows:

	Incurred	Owed
Jensen Quality Value Fund	$12,496	$3,127
Jensen Global Quality Growth Fund	$12,496	$3,127

7. Capital Share Transactions

Transactions in shares of the Funds were as follows:

Jensen Quality Value Fund

Class J	year ended May 31, 2023	year ended May 31, 2022
Shares sold	243,351	1,116,932
Shares issued in reinvestment of dividends	55,506	61,680
Shares redeemed	(970,277)	(845,964)
Net increase (decrease)	(671,420)	332,648

Class I	year ended May 31, 2023	year ended May 31, 2022
Shares sold	1,296,916	5,371,787
Shares issued in reinvestment of dividends	190,701	123,464
Shares redeemed	(2,203,136)	(1,395,061)
Net increase (decrease)	(715,519)	4,100,190

Class Y	year ended May 31, 2023	year ended May 31, 2022
Shares sold	89,034	810,922
Shares issued in reinvestment of dividends	105,874	84,614
Shares redeemed	(335,593)	(185,958)
Net increase (decrease)	(140,685)	709,578

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	45

Jensen Global Quality Growth Fund

Class J	year ended May 31, 2023	year ended May 31, 2022
Shares sold	28,826	74,666
Shares issued in reinvestment of dividends	564	485
Shares redeemed	(10,191)	(38,692)
Net increase	19,199	36,459

Class I	year ended May 31, 2023	year ended May 31, 2022
Shares sold	223,545	40,584
Shares issued in reinvestment of dividends	1,620	706
Shares redeemed	(239,930)	0
Net increase (decrease)	(14,765)	41,290

Class Y	year ended May 31, 2023	year ended May 31, 2022
Shares sold	404,322	780,548
Shares issued in reinvestment of dividends	16,945	10,808
Shares redeemed	(104,225)	(22,060)
Net increase	317,042	769,296

8. Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended May 31, 2023 are summarized below. For the year ended May 31, 2023, there were no purchases or sales of U.S. government securities for the Funds.

	Purchases	Sales
Jensen Quality Value Fund	$28,684,530	$55,719,958
Jensen Global Quality Growth Fund	$10,943,554	$6,806,587

9. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. At May 31, 2023, the following shareholders held over 25% of a Fund’s shares outstanding:

Jensen Quality Value Fund

Class J
Charles Schwab & Co. Inc.	41.68%
National Financial Services LLC	29.50%

46	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Class I
Raymond James	52.17%

Class Y
Pershing, LLC	79.42%

Jensen Global Quality Growth Fund

Class J
Wells Fargo Clearing Services LLC	58.59%
Charles Schwab & Co. Inc.	26.56%

Class I
Charles Schwab & Co. Inc.	86.93%

Class Y
Pershing, LLC	91.98%

10. Line of Credit

At May 31, 2023, the Jensen Quality Value Fund and Jensen Global Quality Growth Fund had lines of credit in the amount of the lesser of $10,000,000 and $2,000,000, respectively, or 33.33% and 20%, respectively, of the fair value of unencumbered assets of each Fund, which both mature August 5, 2023. These secured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, US Bank. Interest was scheduled to be incurred at the bank’s prime rate (8.25% as of May 31, 2023). The following table provides information regarding usage of the line of credit for the year ended May 31, 2023 for the Funds. The Funds did not have outstanding balances on their line of credits as of May 31, 2023.

	Days Utilized	Average Amount of Borrowing	Weighted Average Borrowing Rate	Interest Expense*	Maximum Amount of Borrowing	Date of Maximum Borrowing
Jensen Quality Value Fund	4	$2,826,750	8.00%	$2,513	$2,847,000	4/20/2023
Jensen Global Quality Growth Fund	6	$515,333	7.96%	$684	$2,000,000	3/29/2023

*	Interest expense is reported within Other Expenses on the Statements of Operations.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	47

11. Recent Market Events

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

12. Subsequent Events

On June 8, 2023, the following distributions were declared and paid from ordinary income to shareholders of record as of June 7, 2023:

Ordinary Income

	Class J	Class I	Class Y
Jensen Quality Value Fund	$35,265	170,802	102,922
Jensen Global Quality Growth Fund	1,632	2,609	47,974

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statements of Assets and Liabilities date of May 31, 2023 through the date the financial statements were available for issue.

48	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders of Jensen Quality Value Fund and Jensen Global Quality Growth Fund and Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Jensen Quality Value Fund and Jensen Global Quality Growth Fund (the “Funds”), each a series of Trust for Professional Managers, as of May 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Jensen Quality Value Fund	For the year ended May 31, 2023	For the years ended May 31, 2023 and 2022	For the years ended May 31, 2023, 2022, 2021, 2020, and 2019
Jensen Global Quality Growth Fund	For the year ended May 31, 2023	For the years ended May 31, 2023 and 2022	For the years ended May 31, 2023, 2022, and 2021 and for the period from April 15, 2020 (commencement of operations) through May 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	49

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2010.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
July 27, 2023

50	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Expense Examples – May 31, 2023 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including investment management fees, distribution (12b-1) fees (Class J only) and shareholder servicing fees (Class I only), and other Fund expenses, which are indirectly paid by shareholders. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period referenced in each table.

Actual Expenses

The first lines of the tables below for each share class of the Funds provide information about actual account values and actual expenses. However, the tables do not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The tables also do not include portfolio trading commissions and related trading costs. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the tables below for each share class of the Funds provide information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Funds and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Funds, may be charged by other funds. Therefore, the second lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	51

Expense Example Tables (Unaudited)

Jensen Quality Value Fund – Class J	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period* December 1, 2022 – May 31, 2023
Actual	$1,000.00	$989.50	$5.21
Hypothetical (5% return before expenses)	1,000.00	1,019.70	5.29

*	Expenses are equal to Class J’s annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Jensen Quality Value Fund – Class I	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period* December 1, 2022 – May 31, 2023
Actual	$1,000.00	$991.20	$4.07
Hypothetical (5% return before expenses)	1,000.00	1,020.84	4.13

*	Expenses are equal to Class I’s annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Jensen Quality Value Fund – Class Y	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period* December 1, 2022 – May 31, 2023
Actual	$1,000.00	$990.70	$3.97
Hypothetical (5% return before expenses)	1,000.00	1,020.94	4.03

*	Expenses are equal to Class Y’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Jensen Global Quality Growth Fund – Class J	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period* December 1, 2022 – May 31, 2023
Actual	$1,000.00	$1,047.20	$6.38
Hypothetical (5% return before expenses)	1,000.00	1,018.70	6.29

*	Expenses are equal to Class J’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

52	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Jensen Global Quality Growth Fund – Class I	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period* December 1, 2022 – May 31, 2023
Actual	$1,000.00	$1,048.10	$5.21
Hypothetical (5% return before expenses)	1,000.00	1,019.85	5.14

*	Expenses are equal to Class I’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Jensen Global Quality Growth Fund – Class Y	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period* December 1, 2022 – May 31, 2023
Actual	$1,000.00	$1,048.90	$5.11
Hypothetical (5% return before expenses)	1,000.00	1,019.95	5.04

*	Expenses are equal to Class Y’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	53

Additional Information (Unaudited)

1. Shareholder Notification of Federal Tax Status

The Jensen Quality Value Fund and Jensen Global Quality Growth Fund each designated 100.00% of dividends declared during the fiscal year ended May 31, 2023 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Jensen Quality Value Fund and Jensen Global Quality Growth Fund each designated 100.00% of dividends declared from net investment income during the fiscal year ended May 31, 2023 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Jensen Quality Value Fund and Jensen Global Quality Growth Fund each designated 100.00% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the year ended May 31, 2023.

Additional Information Applicable to Foreign Shareholders Only:

The Jensen Quality Value Fund and Jensen Global Quality Growth Fund each designated 0.00% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

2. Availability of Proxy Voting Information

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 800-992-4144. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting records for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 800-992-4144, or by accessing the SEC’s website at http://www.sec.gov.

3. Portfolio Holdings

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Funds’ Form N-PORT reports on the SEC’s website at http://www.sec.gov.

54	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

4. Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Funds toll-free at 800-992-4144 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	55

Statement Regarding Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Jensen Investment Management, Inc., the investment adviser to the Jensen Quality Value Fund and the Jensen Global Quality Growth Fund (the “Funds”), each a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to each of the Funds (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for each Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved Jensen Investment Management, Inc. as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Liquidity Risk Management Program Committee. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of a Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On April 20, 2023, the Board reviewed the Program Administrator’s written annual report for the period January 1, 2022 through December 31, 2022 (the “Report”). The Report provided an assessment of each Fund’s liquidity risk: the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator uses ICE Data Services, Inc., a third party vendor, to provide portfolio investment classification services, and the Report noted that each Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that each Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that each Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and each Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for each Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. Neither of the Funds held a significant portion of illiquid investments and the Trust was not required to file Form N-LIQUID on behalf of a Fund for a breach of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that each Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that each Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

56	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Notice of Privacy Policy & Practices (Unaudited)

We collect non-public personal information about you from the following sources:

●	information we receive about you on applications or other forms;
●	information you give us orally; and
●	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

●	social security numbers;
●	account balances;
●	account transactions;
●	transaction history;
●	wire transfer instructions; and
●	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	57

Information About Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-992-4144.

58	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Independent Trustees (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	27	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	27	Retired; Former Pilot, Frontier/ Midwest Airlines, Inc. (airline company) (1986-2021).	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Vincent P. Lyles 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1961	Trustee	Indefinite Term; Since April 6, 2022	27	Executive Director, Milwaukee Succeeds (education advocacy organization) (2023-present); System Vice President of Community Relations, Advocate Aurora Health Care (health care provider) (2019-2022); President and Chief Executive Officer, Boys & Girls Club of Greater Milwaukee (2012-2018).	Independent Director, BMO Funds, Inc. (an open-end investment company) (2017–2022).
Erik K. Olstein 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 6, 2022	27	Retired; President and Chief Operating Officer (2000-2020), Vice President of Sales and Chief Operating Officer (1995-2000), Olstein Capital Management, L.P. (asset management firm); Secretary and Assistant Treasurer, The Olstein Funds (1995-2018).	Trustee, The Olstein Funds (an open-end investment company) (1995–2018).
Lisa Zúñiga Ramírez 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	27	Retired; Principal and Senior Portfolio Manager, Segall, Bryant & Hamill, LLC (asset management firm) (2018-2020); Partner and Senior Portfolio Manager, Denver Investments LLC (asset management firm) (2009-2018).	N/A

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	59

Interested Trustee and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Gregory M. Wesley 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	27	Senior Vice President of Strategic Alliances and Business Development, Medical College of Wisconsin (2016-present).	N/A
John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Chairperson, Trustee, President and Principal Executive Officer	Indefinite Term; Chairperson and Trustee (Since January 19, 2023); President and Principal Executive Officer (Since January 14, 2013)	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deanna B. Marotz 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Chief Compliance Officer, Vice President and Anti- Money Laundering Officer	Indefinite Term; Since October 21, 2021	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2021-present); Chief Compliance Officer of Keeley-Teton Advisors, LLC and Teton Advisors, Inc. (2017-2021).	N/A
Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018- 2019); Counsel, Drinker Biddle & Reath LLP (2016-2018).	N/A
Kelly A. Strauss 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A
Shannon Coyle 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1990	Assistant Treasurer	Indefinite Term; Since August 26, 2022	N/A	Officer, U.S. Bancorp Fund Services, LLC (2015-present).	N/A
Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A

60	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Jensen Quality Value Fund Jensen Global Quality Growth Fund
Class I Shares	Class J Shares	Class Y Shares

Investment Adviser
Jensen Investment Management, Inc.
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC doing business as
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
111 East Kilborn Avenue, Suite 2200
Milwaukee, WI 53202

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

jenseninvestment.com

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2020.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2023	FYE 5/31/2022
(a) Audit Fees	$31,000	$30,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$6,000	$6,000
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

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	FYE 5/31/2023	FYE 5/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 5/31/2023	FYE 5/31/2022
Registrant	$0	$0
Registrant’s Investment Adviser	$28,000	$67,000

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed August 6, 2020.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	8/3/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	8/3/2023

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	8/3/2023

* Print the name and title of each signing officer under his or her signature.

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